                                                                       EX-99.B24


                                     CUFUND

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of CUFUND (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints, David G. Lee, Todd B. Cipperman and Robert DellaCroce, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or could do in person, hereby ratifying and confirming all that said attorneys-in-fact agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/James L. Bryan                                        Date:  7-28-97
----------------------------------                            ------------------
James L. Bryan
Trustee

                                     CUFUND

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of CUFUND (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints, David G. Lee, Todd B. Cipperman and Robert DellaCroce, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or could do in person, hereby ratifying and confirming all that said attorneys-in-fact agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/Gary L. Janacek                                 Date:  07-28-97
------------------------                                ----------------
Gary L. Janacek
Trustee

                                     CUFUND

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of CUFUND (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints, David G. Lee, Todd B. Cipperman and Robert DellaCroce, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or could do in person, hereby ratifying and confirming all that said attorneys-in-fact agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/Arno J. Easterly                                Date:  July 28, 1997
------------------------                                --------------------
Arno J. Easterly
Trustee

                                     CUFUND

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of CUFUND (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints, David G. Lee, Todd B. Cipperman and Robert DellaCroce, and each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or could do in person, hereby ratifying and confirming all that said attorneys-in-fact agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.


/s/Martha Romayne Seger                             Date:  7-28-97
----------------------------                             --------------
Martha Romayne Seger
Trustee

                                     CUFUND

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of CUFUND (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints, Todd B. Cipperman and Robert DellaCroce, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or could do in person, hereby ratifying and confirming all that said attorneys-in-fact agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/David G. Lee                                    Date:  7/30/97
--------------------                                    --------------
David G. Lee
President and Chief Executive Officer

                                     CUFUND

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of CUFUND (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints, David G. Lee and Todd B. Cipperman, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or could do in person, hereby ratifying and confirming all that said attorneys-in-fact agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/s/ Robert DellaCroce                              Date:  7/30/97
--------------------------                              ---------------
Robert DellaCroce
Controller